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                                                                  EXHIBIT 10.15a


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                               CONEMAUGH FACILITY

                              SUBSIDIARY GUARANTY


                          Dated as of August 24, 2000


                                    made by


         Each of the SUBSIDIARY GUARANTORS listed on Schedule I hereto in favor of


                     each of the Beneficiaries named herein


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                              SUBSIDIARY GUARANTY


     This SUBSIDIARY GUARANTY, dated as of August 24, 2000 (this "Subsidiary Guaranty"), among each of the subsidiaries listed on Schedule I (each such subsidiary individually, a "Subsidiary Guarantor" and collectively, the "Subsidiary Guarantors") of RELIANT ENERGY MID-ATLANTIC POWER HOLDINGS, LLC, a Delaware limited liability company (the "Facility Lessee") in favor of each of the Beneficiaries (as defined in Section 4 below).


                                  WITNESSETH:

     WHEREAS, the Facility Lessee is a party to the Participation Agreement, dated as of the date hereof (as amended, restated, supplemented or otherwise modified from time to time, the "Participation Agreement"), among (i) the Facility Lessee, (ii) Conemaugh Lessor Genco LLC, as the Owner Lessor, (iii) Wilmington Trust Company, not in its individual capacity but as the Lessor Manager under the LLC Agreement, (iv) Wilmington Trust Company, in its individual capacity, (v) PSEGR Conemaugh Generation, LLC, as Owner Participant,
(vi) Bankers Trust Company, not in its individual capacity but as the Lease Indenture Trustee under the Lease Indenture, and in its individual capacity and
(vii) Bankers Trust Company, in its individual capacity and as the Pass Through Trustee under the Pass Through Trust Agreement.

     WHEREAS, the Participation Agreement contemplate the execution, delivery and the implementation of this Subsidiary Guaranty.

     WHEREAS, it is a condition precedent to entering into the Operative Documents that this Subsidiary Guaranty shall have been entered into by the parties hereto and shall have become unconditionally and fully effective in accordance with the terms hereof.

     WHEREAS, each Subsidiary Guarantor has duly authorized the execution, delivery and performance of this Subsidiary Guaranty and will receive direct and indirect benefits of the transactions contemplated by the Operative Documents.

     NOW, THEREFORE, in consideration of the foregoing premises, the mutual agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each Subsidiary Guarantor agrees as follows:

SECTION 1. DEFINITIONS

     Unless the context shall otherwise requires, capitalized terms used in this Subsidiary Guaranty, including the recitals, and not otherwise defined herein shall have the respective meanings set forth in Appendix A to the Participation Agreement including terms defined herein by reference to other documents; and the rules of interpretation set forth in Appendix A to the Participation Agreement shall apply to this Subsidiary Guaranty.
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SECTION 2. COVENANTS

     Section 2.1. Guaranty. Each Subsidiary Guarantor hereby absolutely, unconditionally and irrevocably guarantees, jointly and severally with the other Subsidiary Guarantors, as a primary obligor and not merely as a surety, to each of the Beneficiaries and their successors and assigns (A) the full and punctual payment to the Person entitled to such payment when due and payable (whether at stated maturity, upon acceleration or otherwise) of (i) each payment required to be made by the Facility Lessee under the Operative Documents, when and as due, including without limitation payments in respect of Periodic Lease Rent, Supplemental Lease Rent (including without limitation to pay as Supplemental Rent an amount equal to interest at the applicable Overdue Rate on any Rent not paid when due) and Termination Value and (ii) all other monetary obligations, including fees, costs, expenses and indemnities, whether primary, secondary, direct, contingent, fixed or otherwise (including without limitations monetary obligations incurred during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding), of the Facility Lessee to the Beneficiaries under the Operative Documents, as applicable, in each case strictly in accordance with the terms thereof, by acceleration or otherwise without offset or deduction and
(B) to the extent permitted by Applicable Law, the full and prompt performance of all agreements and undertakings of the Facility Lessee under the Operative Documents, in each case strictly in accordance with the terms of the Operative Documents, together with all claims for damages arising from the failure to perform such obligations (including all reasonable costs of collection and enforcement thereof and interest thereon) which would be owing by the Facility Lessee (all such obligations referred to in the preceding clauses (A) and (B) being collectively called the "OBLIGATIONS"). Each Subsidiary Guarantor further agrees that any Obligation may be extended or renewed, in whole or in part, without notice to or further assent from it, and that it will remain bound upon its guarantee notwithstanding any extension or renewal of any Obligation.

     Anything contained in this Subsidiary Guaranty to the contrary notwithstanding, the obligations of each Subsidiary Guarantor hereunder shall be limited to a maximum aggregate amount equal to the greatest amount that would not render such Subsidiary Guarantor's obligations hereunder subject to avoidance as a fraudulent transfer or conveyance under Section 548 of Title 11 of the United States Code or any provisions of applicable state law (collectively, the "FRAUDULENT TRANSFER LAWS"), in each case after giving effect to all other liabilities of such Subsidiary Guarantor, contingent or otherwise, that are relevant under the Fraudulent Transfer Laws (specifically excluding, however, any liabilities of such Subsidiary Guarantor (a) in respect of intercompany indebtedness to the Facility Lessee or Affiliates of the Facility Lessee to the extent that such indebtedness would be discharged in an amount equal to the amount paid by such Subsidiary Guarantor hereunder and (b) under any guaranty of senior unsecured indebtedness or Indebtedness subordinated in right of payment to the Obligations which guaranty contains a limitation as to maximum amount similar to that set forth in this paragraph, pursuant to which the liability of such Subsidiary Guarantor hereunder is included in the liabilities taken into account in determining such maximum amount) and after giving effect as assets to the value (as determined under the applicable provisions of the Fraudulent Transfer Laws) of any rights to subrogation, contribution, reimbursement, indemnity or similar rights of such Subsidiary Guarantor pursuant to (i) Applicable Law or (ii) any agreement providing for an equitable allocation among such Subsidiary Guarantor and other Affiliates of the Facility Lessee of obligations arising under guarantees by such parties.



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     Section 2.2. Payment and Performance of Obligations. Each Subsidiary
Guarantor does hereby agree that, if for any reason whatsoever the Facility Lessee fails or is unable to perform any Obligation as and when the same shall become due and payable (by acceleration or otherwise), each Subsidiary Guarantor shall immediately be and become obligated to make such payment immediately or, to the extent permitted by Applicable Law, promptly cause the performance and discharge of such Obligation and, in addition, to pay such further amounts, if any, as shall be sufficient to cover the reasonable costs and expenses of collection incurred hereunder; provided, that no provision of this Subsidiary Guaranty shall expand the aforesaid obligations of the Subsidiary Guarantors beyond those obligations of the Facility Lessee under the Operative Documents guaranteed hereunder. Notwithstanding any provision of this Subsidiary Guaranty to the contrary, all rights of each Subsidiary Guarantor for subrogation under Applicable Law or otherwise shall be fully subordinated to the indefeasible payment in full in cash of the Obligations and to the full performance and discharge of the other Obligations.

          Each Subsidiary Guarantor hereby acknowledges and agrees that this Subsidiary Guaranty constitutes a continuing guaranty and shall remain in full force and effect until such time as all of the Obligations are finally paid, performed and observed in full. Each Subsidiary Guarantor hereby further acknowledges and agrees that this Subsidiary Guaranty constitutes a guaranty of payment and performance when due and not of collection and waives any right to require that any resort be had by any Beneficiary against any other obligor, to any of the security held for payment of the Obligations or to any balance of any deposit account or credit on the books of any Beneficiary in favor of the Facility Lessee or any other person or against any guarantor under any other guarantee covering the Obligations.

     Section 2.3. Primary Obligor. The obligations of each Subsidiary Guarantor contained herein are direct, independent, and primary obligations of each such Subsidiary Guarantor and are absolute, present, unconditional and continuing obligations and are not conditioned in any way upon the institution of suit or the taking of any other action or any attempt to enforce performance of or compliance with the obligations, covenants or undertakings (including any payment obligations) of the Facility Lessee and shall constitute a guaranty of payment and performance and not of collection, binding upon such Subsidiary Guarantor and its respective successors and assigns and shall remain in full force and effect and irrevocable without regard to the genuineness, validity, legality or enforceability of any of the Operative Documents to which the Facility Lessee is a party or the lack of power or authority of the Facility Lessee to enter into any of the Operative Documents to which the Facility Lessee is a party or any substitution, release or exchange of any other guaranty or any other security for any of the Obligations or any other circumstance whatsoever (other than payment or performance as provided therein) that might otherwise constitute a legal or equitable discharge or defense of a surety or guarantor and shall not be subject to any right of set-off, recoupment or counterclaim and is in no way conditioned or contingent upon any attempt to collect from the Facility Lessee or any other entity or to perfect or enforce any security or upon any other condition or contingency or upon any other action, occurrence or circumstance whatsoever. Without limiting the generality of the foregoing, no Subsidiary Guarantor shall have any right to terminate this Subsidiary Guaranty, or to be released, relieved or discharged from its obligations hereunder, and such obligations shall be neither affected nor diminished for any reason whatsoever, including without limitation

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(i) any amendment or supplement to or modification of any of the Operative
Documents to which the Facility Lessee is a party, any extension or renewal of the Facility Lessee's obligations under any Operative Document, or any subletting, assignment or transfer of the Facility Lessee's or any Beneficiary's interest in the Operative Documents, (ii) any bankruptcy, insolvency, readjustment, composition, liquidation or other change in the legal status of the Facility Lessee or any other Person or any rejection or modification of the Obligations of the Facility Lessee or any Beneficiary as a result of any bankruptcy, reorganization, insolvency or similar proceeding, (iii) any furnishing or acceptance of additional security or any exchange, substitution, surrender or release of any security, (iv) any waiver, consent, or any settlement, compromise or release (except to the extent payment is actually received with respect thereto and applied to the repayment of the Obligations), or other action or inaction or any exercise or nonexercise of any right, remedy or power with respect to the Obligations or any of the Operative Documents to which the Facility Lessee is a party, (v) any merger or consolidation of the Facility Lessee or any Subsidiary Guarantor into or with any other Person, any change in the structure of the Facility Lessee, any change in the ownership of the Facility Lessee or any Subsidiary Guarantor or any sale, lease or transfer of any or all of the assets of the Facility Lessee or any Subsidiary Guarantor to any other Person, (vi) any default, misrepresentation, negligence, misconduct or other action or inaction of any kind by any Beneficiary under or in connection with any Operative Document or any other agreement relating to this Subsidiary Guaranty, except to the extent that any such default, misrepresentation, negligence, misconduct or other action or inaction would limit the Obligations, (vii) any action or inaction by any Beneficiary as contemplated in Section 5 of this Subsidiary Guaranty, (viii) the unenforceability, lack of genuineness, irregularity or invalidity of the Obligations or any part thereof or of any security therefor or the unenforceability, lack of genuineness, irregularity or invalidity of any agreement relating thereto including, without limitation, the unenforceability of any remedy contained in Section 17 of the Facility Lease, and any invalidity or unenforceability relating to or against the Facility Lessee for any reason of any Operative Document, or any provision of Applicable Law purporting to prohibit the payment or performance by the Facility Lessee of any Obligation,
(ix) the existence of any claim, set-off or other rights which any Subsidiary Guarantor may have at any time against the Facility Lessee, any Beneficiary or any other Person, whether in connection herewith or with any unrelated transactions, (x) any change in the manner or place of payment or performance of, or in any other term of, all or any of the Obligations, (xi) whether any Subsidiary Guarantor is related or unrelated to the Facility Lessee or (xii) any other circumstance whatsoever (except the complete payment and performance of the Obligations), including, without limitation, any act or omission of the Facility Lessee or any Beneficiary which changes the scope of the Subsidiary Guarantors' risk.

     Section 2.4 Obligations Not Waived. To the fullest extent permitted by Applicable Law, each Subsidiary Guarantor waives presentment to, demand of payment from and protest to the Facility Lessee of any of the Obligations, and also waives notice of acceptance of its guarantee and notice of protest for nonpayment. To the fullest extent permitted by Applicable law, the obligations of each Subsidiary Guarantor hereunder shall not be affected by (a) the failure of any Beneficiary to assert any claim or demand or to enforce or exercise any right or remedy against the Facility Lessee or any other Subsidiary Guarantor under the provisions of any Operative Document or otherwise, (b) any rescission, waiver, amendment or modification of, or any release from any of the terms or provisions of this Subsidiary Guaranty, any other Operative Document, any guarantee or any other agreement, including with respect to any other Subsidiary



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Guarantor under this Subsidiary Guaranty or (c) the failure to perfect any security interest in, or the release of, any of the security held by or on behalf of any Beneficiary.

     Section 2.5 Security. Each of the Subsidiary Guarantors authorizes each of the other Beneficiaries, to (a) take and hold security for the payment of this Subsidiary Guaranty and the Obligations and exchange, enforce, waive and release any such security, (b) apply such security and direct the order or manner of sale thereof as they in their sole discretion may determine and (c) release or substitute any Subsidiary Guarantor.

     Section 2.6 No Discharge or Diminishment of Guaranty. The obligations of each Subsidiary Guarantor hereunder shall not be subject to any limitation, impairment or termination for any reason (other than the indefeasible payment in full in cash of the Obligations and the full performance and discharge of the other Obligations), including any claim or waiver, release, surrender, alteration or compromise of any of the Obligations, and shall not be subject to any defense or setoff, counterclaim, recoupment or termination whatsoever by reason of the invalidity, illegality or unenforceability of the Obligations or otherwise. Without limiting the generality of the foregoing, the obligations of each Subsidiary Guarantor hereunder shall not be discharged or impaired or otherwise affected by the failure of any Beneficiary to assert any claim or demand or to enforce any remedy under any Operative Document or any other agreement, by any waiver or modification of any provision of any thereof, by any default, failure or delay, willful or otherwise, in the performance of the Obligations, or by any other act or omission that may or might in any manner or to any extent vary the risk of any Subsidiary Guarantor or that would otherwise operate as a discharge of each Subsidiary Guarantor as a matter of law or equity (other than the indefeasible payment in full in cash of all the Obligations and the full performance and discharge of the other Obligations). Each Subsidiary Guarantor's obligations hereunder shall remain in full force and effect until the Obligations shall have been paid and performed in full.

     Section 2.7 Defenses Waived. To the fullest extent permitted by Applicable Law, each of Subsidiary Guarantor waives any defense based on or arising out of any defense of the Facility Lessee or the unenforceability of the Obligations or any part thereof from any cause, or the cessation from any cause of the liability of the Facility Lessee, other than the final and indefeasible payment in full in cash of the Obligations and the performance and discharge of the other Obligations. The Beneficiaries may, at their election, foreclose on any security held by one or more of them by one or more judicial or nonjudicial sales, accept an assignment of any such security in lieu of foreclosure, compromise or adjust any part of the Obligations, make any other accommodation with the Facility Lessee or any other guarantor or exercise any other right or remedy available to them against the Facility Lessee or any other guarantor, without affecting or impairing in any way the liability of any Subsidiary Guarantor hereunder except to the extent the Obligations have been fully, finally and indefeasibly paid in cash and all other Obligations have been fully performed and discharged. Pursuant to Applicable Law, each of the Subsidiary Guarantors waives any defense arising out of any such election even though such election operates, pursuant to Applicable Law, to impair or to extinguish any right of reimbursement or subrogation or other right or remedy of such Subsidiary Guarantor against the Facility Lessee or any other Subsidiary Guarantor or guarantor, as the case may be, or any security.

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         Section 2.8   Acceleration etc.   Each Subsidiary Guarantor agrees
that, as between such Subsidiary Guarantor, on the one hand, and the Beneficiaries, on the other hand, (a) the maturity of the Obligations guaranteed hereby may be accelerated as provided in any of the Operative Documents, for the purposes of such Subsidiary Guarantor's guaranty herein, notwithstanding any stay, injunction or other prohibition preventing such acceleration in respect of the Obligations guaranteed hereby, and (b) in the event of any declaration of acceleration of such Obligations as provided therein, such Obligations (whether or not due and payable) shall forthwith become due and payable in full by such Subsidiary Guarantor for purposes of this Subsidiary Guaranty.

         Section 2.9   Information.   Each Subsidiary Guarantor does hereby
acknowledge that it is aware of the terms and conditions of the Operative Documents and the transactions and the other documents contemplated thereby. Each of the Subsidiary Guarantors assumes all responsibility for being and keeping itself informed of the Facility Lessee's financial condition and assets, and of all other circumstances bearing upon the risk of nonpayment of the Obligations and the nature, scope and extent of the risks that such Subsidiary Guarantor assumes and incurs hereunder, and agrees that none of the Beneficiaries will have any duty to advise any of the Subsidiary Guarantors of information known to it or any of them regarding such circumstances or risks. each Subsidiary Guarantor hereby unconditionally waives and releases, to the extent permitted by Applicable Law, promptness, diligence and notice as to the Obligations guaranteed hereby and acceptance of this Subsidiary Guaranty, and waives any other circumstance which might otherwise constitute a defense available to, or a discharge of, such Subsidiary Guarantor other than the full payment and performance of the Obligations, including, without limitation, notice of default or any failure on the part of the Facility Lessee to perform and comply with any Obligation that agrees that, except as otherwise provided herein, it shall not be required to consent to or receive any notice of any amendment or modification of, or waiver, consent or extension with respect to, the Operative Documents.

         Section 2.10   Payment.   All payments to be made by any Subsidiary
Guarantor hereunder shall be made in immediately available funds and in Dollars to the Beneficiary to which such payment is to be made (in the case of the Owner Lessor, subject to the provisions of Section 4) and shall be free and clear of any deduction or withholding. All such payments shall be paid to such Beneficiary in the manner and at the place required by the Operative Documents or, if no such address is provided, at the address and to the account specified in the notice demanding payment be made by the Subsidiary Guarantor.

SECTION 3. SUBSIDIARY GUARANTOR'S REPRESENTATIONS AND WARRANTIES

         Each Subsidiary Guarantor represents and warrants, as of the date hereof, as follows:

     Section 3.1. It is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization and has full power, authority and the legal right to execute, deliver and perform this Subsidiary Guaranty.

     Section 3.2 Its execution, delivery and performance of this Subsidiary Guaranty has been duly authorized by all necessary corporate (or other organizational) action. This Subsidiary


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Guaranty constitutes its legal, valid and binding obligation enforceable against such Subsidiary Guarantor in accordance with its terms, except as such enforcement may be affected by applicable bankruptcy, insolvency, moratorium and other similar laws affecting creditors' rights generally.

     Section 3.3. The execution, delivery and performance of this Subsidiary Guaranty will not contravene any provision of law, rule or regulation to which it is subject or any judgment, decree or order applicable to such Subsidiary Guarantor nor conflict or be inconsistent with or result in any breach of any terms, covenants, conditions or provisions of, or constitute a default under, or result in the creation or imposition of (or the obligation to create or impose) any Lien or other encumbrance upon any of the property or assets of such Subsidiary Guarantor pursuant to the terms of any agreement or other instrument to which such Subsidiary Guarantor is a party or by which it or its property is bound or to which it or its property may be subject to the violation or which has a material adverse effect on the financial condition of such Subsidiary Guarantor, nor violate any provision of the articles of incorporation or by-laws (or other organizational documents) of such Subsidiary Guarantor.

     Section 3.4. No pending or, to its knowledge, threatened action, suit, investigation or proceedings against such Subsidiary Guarantor before any Governmental Entity exists which, if determined adversely to such Subsidiary Guarantor, would materially adversely affect such Subsidiary Guarantor's ability to perform its obligations under this Subsidiary Guaranty.

     Section 3.5. No consent or approval from any Person is required for the execution, delivery and performance by each Subsidiary Guarantor of this Subsidiary Guaranty except that which has been given and is in full force and effect.

SECTION 4. BENEFICIARIES

     The Owner Lessor, the Owner Participant, the Equity Subsidiary, the Equity Invesptor, the Owner Trustee, the Trust Company and, so long as the Lien of the Lease Indenture has not been terminated or discharged, the Lease Indenture Trustee (on behalf of itself and the Noteholders), the Lease Indenture Company, the Pass Through Trustee and the Pass Through Company, in each case, together with their respective successors and permitted assigns, are each beneficiaries of this Subsidiary Guaranty (each, a "Beneficiary" or, together, the "Beneficiaries").

     In order to secure the Notes, the Owner Lessor will assign and grant a first priority security interest in favor of the Lease Indenture Trustee in and to all of the Owner Lessor's right, title and interest in, to and under the Facility Lease (including all Obligations constituting Periodic Lease Rent, Supplemental Lease Rent (other than Excepted Payments) and Termination Value) in accordance with the Lease Indenture. In furtherance thereof and in order to secure the Notes, the Owner Lessor will assign and grant a first priority security interest in favor of the Lease Indenture Trustee in and to all of the Owner Lessor's right, title and interest in, to and under this Subsidiary Guaranty (other than those relating to the Excluded Property) in accordance with the Lease Indenture. Each Subsidiary Guarantor hereby acknowledges notice of and consents to such assignments and to the creation of such Lien and security interest and acknowledges receipt of copies of the Lease Indenture. Unless and until the Subsidiary Guarantors shall have received written notice from the Lease Indenture Trustee that the Lien of


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the Lease Indenture been fully terminated, the Lease Indenture Trustee shall have the right, but shall not be obligated, to exercise any and all rights of the Owner Lessor under this Subsidiary Guaranty to the extent set forth in and in accordance with the Lease Indenture. So long as the Lien of the Lease Indenture has not been discharged, the Owner Lessor hereby irrevocably directs, and the Subsidiary Guarantors agree, that all payments hereunder (other than those relating to Expected Payments) payable to the Owner Lessor shall be paid by wire transfer directly to the Lease Indenture Trustee's Account or to such other place as the Lease Indenture Trustee shall notify the Subsidiary Guarantors in writing pursuant to the Lease Indenture.

SECTION 5. BENEFICIARIES' RIGHTS

     Each Beneficiary may at any time and from time to time without the consent of, or notice to any Subsidiary Guarantor (or any other Beneficiary except as may be required pursuant to the terms of any Operative Document), without incurring responsibility to any Subsidiary Guarantor and without impairing or releasing any of the obligations of the Subsidiary Guarantors hereunder, upon or without any terms or conditions and in whole or in part:

     (a) change the manner, place or terms of payment of, and/or change or extend the time of payment of, renew or alter, any of the Obligations due to it, any security therefor, or any liability incurred directly or indirectly in respect thereof, and, subject to clause (d) below, the guaranty herein made shall apply to such Obligations as so changed, extended, renewed or altered;

     (b) sell, exchange, release, surrender, realize upon or otherwise deal with in any manner and in any order any property by whomsoever at any time pledged or mortgaged to secure, or howsoever securing, the Obligations due to it or any liabilities (including any of those hereunder) incurred directly or indirectly in respect thereof or hereof, and/or any offset thereagainst due to it;

     (c) exercise or refrain from exercising any rights against the Facility Lessee, any Subsidiary Guarantor or any other Person or others or otherwise act or refrain from acting;

     (d) settle or compromise any of the Obligations due to it, any security therefor or any liability (including any of those hereunder) incurred directly or indirectly in respect thereof or hereof, and may subordinate the payment of all or any part thereof to the payment of any liability (whether due or not) of the Facility Lessee to its creditors other than the Subsidiary Guarantors, provided that any settlement or compromise with respect to, or other reduction (by operation of law or negotiation) of, any of the Obligations (or amounts underlying such Obligations) due to it (whether occurring before or after the occurrence of a Lease Event of Default) shall not alter the amount of the original Obligations due to it guaranteed hereby and the Subsidiary Guarantors acknowledge and agree that their obligations hereunder shall be for the full amount of the Obligations due to it without giving effect to any such settlement, compromise or other reduction (except to the extent payment is actually received with respect thereto and applied to the repayment of the Obligations);
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     (e)  apply any sums by whomsoever paid or howsoever realized to any liability or liabilities of the Facility Lessee to the Beneficiaries regardless of what liabilities or liabilities of the Facility Lessee remain unpaid;

     (f) consent to or waive any breach of, or any act, omission or default under, the Facility Lease or any other Operative Document, or otherwise amend, modify or supplement any of the Facility Lease or any other Operative Document;

     (g) act or fail to act in any manner referred to in this Subsidiary Guaranty which may deprive the Subsidiary Guarantors of their respective rights to subrogation against the Facility Lessee to recover full indemnity for any payments made pursuant to this Subsidiary Guaranty; and/or

     (h) upon the occurrence and during the continuance of any event of default (under the applicable agreement), to the fullest extent permitted by law, to set-off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other indebtedness at any time owing by such Beneficiary to or for the credit or for the account of the Subsidiary Guarantors against any and all of the obligations of the Subsidiary Guarantors now or hereafter existing under this Subsidiary Guaranty, provided, that such Beneficiary agrees to promptly notify the Subsidiary Guarantors after any such set-off and application made by the Beneficiary, provided further that the failure to give such notice shall not affect the validity of such set-off and application.

The Subsidiary Guarantors acknowledge and agree that each Beneficiary (in the case of the Owner Lessor, subject to Section 4 hereof) shall have the independent and exclusive right to enforce the obligations of the Subsidiary Guarantors hereunder with respect to the Obligations due to such Beneficiary. Anything herein to the contrary notwithstanding, any exercise of rights or remedies by any Beneficiary hereunder or under any other agreement or instrument, or the failure of any Beneficiary to exercise any rights or remedies hereunder or thereunder, shall not in any way adversely affect the ability of any other Beneficiary to exercise its rights or remedies hereunder nor, to the extent permitted by Applicable Law, shall any single or partial exercise by any Beneficiary of any right, power or remedy hereunder preclude any other or further exercise thereof or the exercise of any other right, power or remedy.

SECTION 6. ADDITIONAL SUBSIDIARY GUARANTORS

           Except as otherwise permitted under Section 5.11 of the Participation Agreement, each Subsidiary of the Facility Lessee that was not in existence on the date of this Subsidiary Guaranty is required to enter into this Subsidiary Guaranty as a Subsidiary Guarantor upon becoming a Subsidiary of the Facility Lessee. Upon execution after the date hereof by such a Subsidiary of an instrument in the form of Annex A hereto and delivery thereof to each Beneficiary, such Subsidiary shall become a Subsidiary Guarantor hereunder with the same force and effect as if originally named as a Subsidiary Guarantor herein. The execution and delivery of any instrument adding an additional Subsidiary Guarantor as a party to this Subsidiary Guaranty shall not require the consent of any other Subsidiary Guarantor hereunder. The rights and obligations of each Subsidiary Guarantor hereunder shall remain in full force and effect notwithstanding the addition of any new Subsidiary Guarantor as a party to this Subsidiary Guaranty.

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SECTION 7. SURVIVAL OF GUARANTY

           Notwithstanding anything to the contrary herein, this Subsidiary Guaranty shall continue to be effective or be reinstated, as the case may be, if at any time any of the amounts paid to any of Beneficiaries, in whole or in part, is required to be repaid upon the insolvency, bankruptcy, dissolution, liquidation, or reorganization of any Subsidiary Guarantor or the Facility Lessee or any other Person, or as a result of the appointment of a custodian, interviewer, receiver, trustee or other officer with similar powers with respect to any Subsidiary Guarantor or the Facility Lessee or any other Person or any substantial part of the property of any Subsidiary Guarantor or the Facility Lessee or such other Person, all as if such payments had not been made.

SECTION 8. REMEDIES; SUBROGATION

     Section 8.1. Remedies. In the event any Subsidiary Guarantor shall fail to pay immediately any amounts due under this Subsidiary Guaranty, or to comply with any other term of this Subsidiary Guaranty, each Beneficiary shall be entitled to all rights and remedies to which it may be entitled hereunder or at law, in equity or by statute and may proceed by appropriate court action to enforce the terms hereof and to recover damages for the breach hereof. Each and every remedy of the Beneficiaries shall, to the extent permitted by law, be cumulative and shall be in addition to any other remedy now or hereafter exiting at law or in equity. At the option of each Beneficiary and upon notice to any Subsidiary Guarantor, such Subsidiary Guarantor may be joined in any action or proceeding commenced by such Beneficiary against the Facility Lessee in respect of any Obligation and recovery may be had against any Subsidiary Guarantor in such action or proceeding or in any independent action or proceeding against any Subsidiary Guarantor, without any requirement that such Beneficiary first assert, prosecute or exhaust any remedy or claim against the Facility Lessee.

     Section 8.2. Subrogation. Each Subsidiary Guarantor agrees that it will not exercise any rights that it may acquire by way of subrogation under this Subsidiary Guaranty, by any payment or performance made hereunder or otherwise, until all of the Obligations shall have been indefeasibly paid in full and all other Obligations shall have been fully performed and discharged. If any amount shall be paid to any Subsidiary Guarantor on account of such subrogation rights at any time when all of the Obligations shall not have been paid in full or any other Obligations shall not have been fully performed and discharged, such amount shall be held in trust for the benefit of the Beneficiary to whom such Obligation is payable and shall forthwith be paid to such Beneficiary to be credited and applied to such Obligation, whether matured or unmatured, in accordance with the terms of the Operative Document under which such Obligation arose. If (i) any Subsidiary Guarantor shall make payment to any Beneficiary of all or any part of the Obligations and (ii) all the Obligations shall be paid in full and all other Obligations shall be fully performed and discharged, such Beneficiary will, at such Subsidiary Guarantor's request and expense, execute and deliver to such Subsidiary Guarantor appropriate documents, without recourse and with representation or warranty, necessary to evidence the transfer by subrogation to such Subsidiary Guarantor of an interest in the Obligations resulting from such payment by such Subsidiary Guarantor.

     Section 8.3.   Waiver of Demands, Notices, Etc.

          (a) Each Subsidiary Guarantor hereby unconditionally waives (i) notice of any of the matters referred to in Section 2.3 hereof; (ii) all notices which may be required by statute, rule of law or otherwise, now or hereafter in effect, to preserve any rights against each Subsidiary Guarantor hereunder, including, without limitation, any demand, proof or notice of non-payment of any Obligation; (iii) any right to the enforcement, assertion or exercise of any right, remedy, power or privilege under or in respect of any Operative Document;
(iv) notice of acceptance of this Subsidiary Guaranty, demand, protest, presentment, notice of default and any requirement of diligence; (v) any requirement to exhaust any remedies or to mitigate any damages resulting from default by the Facility Lessee or any Person under any Operative Document; and
(vi) any other circumstance (other than full payment and performance of the Obligations) whatsoever which might otherwise constitute a legal or equitable discharge, release or defense of a guarantor or surety, or which might otherwise limit recourse against the Subsidiary Guarantors.

     (b) This Subsidiary Guaranty is a continuing one and all liabilities to which it applies or may apply under the terms hereof shall be conclusively presumed to have been created in reliance hereon. No failure or delay on the part of any Beneficiary in exercising any right, power or privilege hereunder and no course of dealing among the Subsidiary Guarantors, the Beneficiaries or the Facility Lessee shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights, powers and remedies herein expressly provided are cumulative and not exclusive of any rights, powers or remedies which the Beneficiary would otherwise have. No notice to or demand on any Subsidiary Guarantor in any case shall entitle such Subsidiary Guarantor to any other further notice or demand in similar or other circumstances or constitute a waiver of the rights of the Beneficiary to any other or further action in any circumstances without notice or demand.


     (c) If claim is ever made upon any Beneficiary for repayment or recovery of any amount or amounts received in payment or on account of any of the Obligations and any of the aforesaid payees repays all or part of said amount by reason of (a) any judgment, decree or order of any court or administrative body having jurisdiction over such payee or any of its property or (b) any settlement or compromise of any such claim effected by such payee with any such claimant (including the Facility Lessee), then and in such event each Subsidiary Guarantor agrees that any such judgment, decree, order, settlement or compromise shall be binding upon it, notwithstanding any revocation hereof or the cancellation of the Participation Agreement, Facility Lease or other instrument evidencing any liability of the Facility Lessee, and the Subsidiary Guarantors shall be and remain liable to the aforesaid payees hereunder for the amount so repaid or recovered to the same extent as if such amount had never originally been received by any such payee.

     Section 8.4 Costs and Expenses. Each Subsidiary Guarantor agrees, jointly and severally, to pay on an After-Tax Basis any and all reasonable costs and expenses (including reasonable legal fees) incurred by an Beneficiary in enforcing its rights or collecting under this Subsidiary Guaranty.

     Section 8.5. Survival of Remedies and Subrogation Rights. The provisions of this Section 8 shall survive the term of this Subsidiary Guaranty and the payment in full of the Obligations and the termination of the Operative Documents.

SECTION 9. MISCELLANEOUS

     Section 9.1. Amendments and Waivers. No term, covenant, agreement or condition of this Subsidiary Guaranty may be terminated, amended, supplemented, modified or compliance therewith waived (either generally or in a particular instance, retroactively or prospectively) except by an instrument or instruments in writing executed by the Subsidiary Guarantors and expressly consented to in writing by the Beneficiaries.

     Section 9.2. Notices. Unless otherwise specifically provided herein, all notices, consents, directions, approvals, instructions, requests and other communications required or permitted by the terms hereof shall be in writing and shall be made or given in accordance with Section 17.6 of the Participation Agreement; provided that notices to each Subsidiary Guarantor shall be addressed to its address set forth in Schedule I hereto, or at such other address as such Subsidiary Guarantor may from time to time designate by written notice to the Beneficiaries and the other Subsidiary Guarantors.

     Section 9.3. Survival. Except as expressly set forth herein, the warranties and covenants made by each Subsidiary Guarantor shall not survive the expiration or termination of this Subsidiary Guaranty.

     Section 9.4. Assignment and Assumption. This Subsidiary Guaranty shall be binding upon and inure to the benefit of the respective successors and assigns of the Subsidiary Guarantors and the Beneficiaries; provided, that no Subsidiary Guarantor shall assign or transfer its rights or obligations hereunder without the prior written consent of each Beneficiary or as provided in Section 5.5 or 5.6 of the Participation Agreement.

     Section 9.5. Governing Law. Each Subsidiary Guarantor (i) hereby irrevocably submits to the nonexclusive jurisdiction of the Supreme Court of the State of New York, New York County (without prejudice to the right of any party to remove to the United States District Court for the Southern District of New York) and to the nonexclusive jurisdiction of the United States
District Court for the Southern District of New York for the purposes of any suit, action or other proceeding arising out of this Subsidiary Guaranty, the other Operative Documents, or the subject matter hereof or thereof or any of the transactions contemplated hereby or thereby brought by any of the parties hereto or their successors or assigns; (ii) hereby irrevocably agrees that all claims in respect of such action or proceeding may be heard and determined in such New York State court, or in such federal court; and (iii) to the extent permitted by Applicable Law, hereby irrevocably waives, and agrees not to assert, by way of motion, as a defense, or otherwise, in any such suit, action or proceeding any claim that it is not personally subject to the jurisdiction of the above-named courts, that the suit, action or proceeding is brought in an inconvenient forum, that the venue of the suit, action or proceeding is improper or that this Subsidiary Guaranty, the other Operative Documents, or the subject matter hereof or thereof may not be enforced in or by such court. TO THE EXTENT PERMITTED BY APPLICABLE LAW, EACH OF THE SUBSIDIARY GUARANTORS AND, BY THEIR ACCEPTANCE

HEREOF, EACH OF THE BENEFICIARIES HEREBY IRREVOCABLY WAIVES THE RIGHT TO DEMAND A TRIAL BY JURY, IN ANY SUCH SUIT, ACTION OR OTHER PROCEEDING ARISING OUT OF THIS AGREEMENT, THE OTHER OPERATIVE DOCUMENTS, OR THE SUBJECT MATTER HEREOF OR THEREOF OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY BROUGHT BY ANY OF THE PARTIES HERETO OR THEIR SUCCESSORS OR ASSIGNS. This Subsidiary Guaranty shall be in all respects governed by and construed in accordance with the laws of the State of New York, including all matters of construction, validity and performance (without giving effect to the conflicts of laws provisions, other than New York General Obligations Law Section 5-1401).

     Section 9.6. Severability. Any provision of this Subsidiary Guaranty that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. To the fullest extent permitted by Applicable Law, each Subsidiary Guarantor hereby waives any provision of Applicable Law that renders any provision hereof prohibited or unenforceable in any respect.

     Section 9.7. Headings. The headings of the sections of this Subsidiary Guaranty are inserted for purposes of convenience only and shall not be construed to affect the meaning or construction of any of the provisions hereof.

     Section 9.8. Further Assurances. Each Subsidiary Guarantor shall promptly and duly execute and deliver such further documents, make such further assurances, and take such further action reasonably requested by any of the Beneficiaries, all as may be reasonably necessary to carry out more effectively the intent and purpose of this Subsidiary Guaranty.

     Section 9.9. Effectiveness of Guaranty. This Subsidiary Guaranty has been dated as of the date first above written for convenience only. This Subsidiary Guaranty shall be effective on the date of execution and delivery by the Subsidiary Guarantors.


                            [Signature Page Follows]

          IN WITNESS WHEREOF, each Subsidiary Guarantor has caused this Subsidiary Guaranty to be duly executed and delivered by its officer thereunto duly authorized.

                                   RELIANT ENERGY NORTHEAST MANAGEMENT
                                   COMPANY


                                   By: /s/ JAMES E. HAMMELMAN
                                       -------------------------------
                                       Name:  James E. Hammelman
                                       Title: Treasurer


                                   RELIANT ENERGY MARYLAND HOLDINGS, LLC


                                   By: /s/ JAMES E. HAMMELMAN
                                       -------------------------------
                                       Name:  James E. Hammelman
                                       Title: Treasurer


                                   RELIANT ENERGY NEW JERSEY HOLDINGS, LLC


                                   By: /s/ JAMES E. HAMMELMAN
                                       -------------------------------
                                       Name:  James E. Hammelman
                                       Title: Treasurer


                                   RELIANT ENERGY MID-ATLANTIC POWER
                                   SERVICES, INC.


                                   By: /s/ JAMES E. HAMMELMAN
                                       -------------------------------
                                       Name:  James E. Hammelman
                                       Title: Treasurer


                               Signature Page to
                         Conemaugh Subsidiary Guaranty

                                                                      SCHEDULE I
                                                      to the Subsidiary Guaranty

                             SUBSIDIARY GUARANTORS

Reliant Energy Northeast Management Company
1111 Louisiana Street
Houston, Texas 77002

Reliant Energy Maryland Holdings, LLC
1111 Louisiana Street
Houston, Texas 77002

Reliant Energy New Jersey Holdings, LLC
1111 Louisiana Street
Houston, Texas 77002

Reliant Energy Mid-Atlantic Power Services, Inc.
1111 Louisiana Street
Houston, Texas 77002

                                HOU01:587917.11

                                                                         ANNEX A
                                                          to Subsidiary Guaranty

                               JOINDER AGREEMENT

     JOINDER AGREEMENT NO. _____ dated as of _______________,_____, to the SUBSIDIARY GUARANTY, dated as of August 24, 2000 (as the same may be amended, supplemented or otherwise modified from time to time, the "Conemaugh Subsidiary Guaranty"), among each of the Subsidiaries of RELIANT ENERGY MID-ATLANTIC POWER HOLDINGS, LLC, a Delaware limited liability company (the "Facility Lessee") (each such subsidiary individually a "Subsidiary Guarantor" and collectively, the "Subsidiary Guarantors") in favor of the Beneficiaries named therein.

          A. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Conemaugh Subsidiary Guaranty.

          B. The Subsidiary Guarantors have entered into the Conemaugh Subsidiary Guaranty in order to induce the Beneficiaries to enter into the transactions contemplated by the Operative Documents. Pursuant to Section 6 of the Conemaugh Subsidiary Guaranty and except as otherwise permitted under
Section 5.11 of the Participation Agreement, each Subsidiary of the Facility Lessee that was not in existence or not a Subsidiary on the date of the Participation Agreement is required to enter into the Conemaugh Subsidiary Guaranty as a Subsidiary Guarantor upon becoming a Subsidiary. Section 6 of the Conemaugh Subsidiary Guaranty further provides that such Subsidiaries may become Subsidiary Guarantors under the Conemaugh Subsidiary Guaranty by execution and delivery of an instrument in the form of this Joinder Agreement. The undersigned Subsidiary (the "New Subsidiary Guarantor") is executing this Joinder Agreement in accordance with the requirements of the Conemaugh Subsidiary Guaranty to become a Subsidiary Guarantor under the Conemaugh Subsidiary Guaranty.

          Accordingly, the New Subsidiary Guarantor agrees as follows:

          Section 1. In accordance with Section 6 of the Conemaugh Subsidiary Guaranty, the New Subsidiary Guarantor by its signature below becomes a Subsidiary Guarantor under the Conemaugh Subsidiary Guaranty with the same force and effect as if originally named therein as a Subsidiary Guarantor and the New Subsidiary Guarantor hereby agrees to all terms and provisions of the Conemaugh Subsidiary Guaranty applicable to it as a Subsidiary Guarantor thereunder. Each reference to a "Subsidiary Guarantor" in the Conemaugh Subsidiary Guaranty shall be deemed to include the New Subsidiary Guarantor. The Conemaugh Subsidiary Guaranty is hereby incorporated herein by reference.

          Section 2. The New Subsidiary Guarantor represents and warrants to the Beneficiaries that this Joinder Agreement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, subject, as to enforcement of remedies, to applicable bankruptcy, insolvency, reorganization, moratorium and other similar laws affecting the enforcement of creditor's rights generally, from time to time in effect.

                                HOU01:587917.11

          Section 3. Without limiting the generality of the foregoing, the New Subsidiary Guarantor acknowledges that the Owner Lessor has assigned and granted a first priority security interest in favor of the Lease Indenture Trustee in and to all of the Owner Lessor's right, title and interest in, to and under the Facility Lease (including all Obligations constituting Periodic Lease Rent, Supplemental Lease Rent (other than with respect to Excluded Property) and Termination Value) in accordance with the Lease Indenture and the Conemaugh Subsidiary Guaranty and agrees to be bound by the terms of Section 4 of the Conemaugh Subsidiary Guaranty.

          Section 4. This Joinder Agreement shall become effective when the Owner Lessor shall have received a counterpart of this Joinder Agreement that bears the signature of the New Subsidiary Guarantor. Delivery of an executed signature page of this Joinder Agreement by facsimile transmission shall be as effective as delivery of a manually signed counterpart of this Joinder Agreement. The New Subsidiary Guarantor shall promptly deliver an original counterpart to each Beneficiary.

          Section 5. This Joinder Agreement shall be in all respects governed by and construed in accordance with the laws of the State of New York, including all matters of construction, validity and performance (without giving effect to the conflicts of laws provisions, other than New York General Obligations Law
Section 5-1401).

          Section 6. All communications and notices hereunder shall be in writing and given as provided in Section 9.2 of the Conemaugh Subsidiary Guaranty. All communications and notices hereunder to the New Subsidiary Guarantor shall be given to it at the address set forth under its signature hereto.

     IN WITNESS WHEREOF, the New Subsidiary Guarantor has duly executed this Joinder Agreement to the Conemaugh Subsidiary Guaranty as of the day and year first above written.


                                        [Name of New Subsidiary Guarantor],



                                        By:
                                           -----------------------------------
                                             Name:
                                             Title:
                                             Address:











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